Corporate Presentation September 2017 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, pre-clinical and clinical development activities, plans and projected timelines for tipifarnib, KO-947 and KO-539, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our future preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; we may not be able to obtain additional financing.   New risk factors and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Kura Oncology Investment Highlights Developing precision medicines for cancer in diseases with significant commercial potential Lead program tipifarnib in multiple Phase 2 trials Positive Phase 2 trial in head and neck squamous cell carcinomas (HNSCC), reported in September 2017 Additional data readouts anticipated in 2017 and 2018 Potential to initiate first pivotal study in 2018 Patent provides exclusivity in HRAS HNSCC indication to 2036 Pipeline programs: ERK inhibitor in Phase 1 trial with data expected in 2018 and menin-MLL inhibitor in preclinical development Strong cash position: $53.2 million as of June 30, 2017*; August 2017 financing with net proceeds of approx. $53.2 million Highly experienced oncology drug development team * Cash, cash equivalents and short-term investments

Leadership Team Chief Executive Officer Troy Wilson, Ph.D., J.D. Chief Scientific Officer Yi Liu, Ph.D. SVP, Chemistry and Pharmaceutical Sciences Pingda Ren, Ph.D. Chief Medical Officer Antonio Gualberto, M.D., Ph.D. Chief Financial Officer Heidi Henson, CPA SVP and General Counsel Annette North, LLB Proven oncology drug discovery and development expertise

Biomarkers Have Potential to Unlock the Value of Precision Medicines + Biomarkers Protein expression Histology Genetics Enhanced Clinical Benefit for Patients Precision Medicines (BRAF V600E) (HER2) (BCR-ABL) (EGFR T790M) (BCR-ABL) (PD-1)

Product Candidate Pipeline PROGRAM PRECLINICAL PHASE 1 PHASE 2 Tipifarnib (Farnesyl Transferase Inhibitor) KO-947 (ERK Inhibitor) KO-539 (Menin-MLL Inhibitor) HRAS Mutant Solid Tumors Peripheral T-cell Lymphomas Myelodysplastic Syndromes Chronic Myelomonocytic Leukemia Solid Tumors Liquid Tumors

Pipeline Targeting Large Market Opportunity Product Candidate Tumor Type Target Population Tipifarnib (Phase 2) HRASmut HNSCC 2,800-3,400 HRASmut Sq-NSCLC 1,000-1,700 PTCL 1,500-2,500* MDS 15,000-18,000** CMML 750* KO-947 (Phase 1) HNSCC 10,000-20,000* KRASmut NSCLC 23,000 BRAFmut NSCLC 5,000 KO-539 (Preclinical) MLL-rearranged leukemias 3,500 * Biomarker still under evaluation for these indications; these reflect estimates of the biomarker-positive subset for each indication. ** Estimate of the prevalence of MDS patients (approx. 50,000-60,000 patients in the U.S.) who would be positive for a tipifarnib biomarker.

Multiple Near-Term Milestones 2015 2016 2017* 2018* Initiated P2 HRAS trial for tipifarnib Listed on NASDAQ Initiated P2 PTCL trial Initiated P2 lower-risk MDS trial Reported positive preliminary data from P2 HRAS trial IND accepted for KO-947 KO-539 selected as development candidate Initiated P2 CMML trial Additional data from P2 HRAS trial Translational data for tipifarnib, KO-947 and KO-539 Initiated P1 trial for KO-947 Efficacy and biomarker data from PTCL P2 trial U.S. patent for use of tipifarnib in HRAS mutant HNSCC Additional data from P2 HRAS trial Additional data from P2 PTCL trial Potential to initiate first pivotal trial for tipifarnib Data from P2 MDS trial Data from P2 CMML trial Phase 1 data for KO-947 * Anticipated milestones

Tipifarnib in HRAS Mutant Solid Tumors

Tipifarnib: Unlocking Value in a Lower Risk Asset SUBSTANTIAL CLINICAL EXPERIENCE Extremely potent and selective inhibitor of protein farnesylation Well characterized > 5,000 patients with activity in subpopulations Developed before advent of personalized medicine approaches Licensed from Janssen KURA’S KEYS TO UNLOCK VALUE Identifying and validating biomarkers for enhanced efficacy Confirming activity in biomarker subsets Optimizing dose and schedule Building data package to support advancement to pivotal study

Tipifarnib Inhibits Cancer Cell Growth Signaling Pathways Normal FTase Tipifarnib Inhibits FTase = Blocking farnesylation prevents HRAS membrane localization Tipifarnib can block farnesylation and membrane localization of both wild-type and mutant HRAS proteins Farnesyl transferase (FTase) attaches farnesyl group to proteins, facilitating localization to the inner cell membrane Cell membrane HRAS HRAS FTase HRAS FTase Tipifarnib HRAS (mutant) HRAS (wild-type) Cell membrane

Tipifarnib Inhibits HRAS Mutant Tumors Normal HRAS Mutant With Tipifarnib Growth and survival of normal cells is driven by growth factor interaction with cell receptors and intracellular signaling Mutation of HRAS protein can switch signaling into a permanently “on” state, making tumor growth and proliferation independent of growth factor and dependent on HRAS signaling Blocking farnesylation disrupts cellular signaling in the tumor cell and can induce either growth inhibition or apoptosis Tipifarnib nucleus cytoplasm ↑ MAPK Signaling ↑ Cell Growth and Survival Normal Growth Growth Inhibition or Apoptosis nucleus cytoplasm nucleus cytoplasm Growth factor (e.g., EGF or CXCL12) Cellular receptor Cellular receptor Cellular receptor HRAS HRAS (mutant) HRAS (mutant) Signal Transduction to the Nucleus Signal Transduction to the Nucleus No Signaling

Tipifarnib is Active in Preclinical PDX Models of HRAS Mutant HNSCC (Preliminary data)

HNSCC Represents Significant Unmet Medical Need

- HNSCC comprises different malignant tumors that develop in or around the throat, larynx, nose, sinuses and mouth
- Low response rates and limited duration of clinical benefit with existing therapeutic options for HNSCC
- Estimated incidence of HNSCC in the U.S. is 56,000 in 2017
  - Estimated frequency of HRAS mutations in HNSCC patients ~ 5-6%
  - HRAS-mediated resistance to anti-EGFR therapies may drive greater market opportunity

	Keytruda (Pembrolizumab) Merck	Opdivo (Nivolumab) BMS/ONO Pharma		Erbitux (Cetuximab) Eli Lilly
Efficacy Study	Single Arm[1] N = 174	MTX/Doc/Cetuximab[2] N = 361		Single Arm[3] N = 103
		Active	Control	
ORR	**16%**	**13.3%**	**5.8%**	**13%**
Median OS	--	**7.5 mo**	**5.1 mo**	--

[1] Keytruda Package Insert
[2] Opdivo Package Insert
[3] J. Clin. Oncol. 2007 Jun 1;25(16): 2171-7

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Tipifarnib: Phase 2 in HRAS Mutant Solid Tumors Design of Phase 2 Trial Originally designed to enroll patients into two single-arm study cohorts, each with a 2-stage design (11+7 evaluable patients) Cohort 1: HRAS mutant thyroid cancers Cohort 2: Other (non-thyroid) HRAS mutant solid tumors Primary objective: Objective response rate (ORR)1 Status: Cohort 1 (thyroid): ongoing in first stage Cohort 2 (other HRAS mutant) Pre-specified activity for first stage of accrual was met. Based on data observed in the first stage, enrollment limited to HRAS mutant HNSCC since August 2016 Trial positive in September 2017 with confirmed PR’s observed in four of first six evaluable patients with HRAS mutant HNSCC 1 Objective response is ≥ 30% tumor shrinkage as defined in RECIST 1.1 guideline (See A. Eisenhauer et al., Eur. J. Cancer 45 (2009): 228-247)

Phase 2 HRAS Mutant HNSCC – Key Takeaways Positive Phase 2 results obtained in September 2017 Partial responses observed in four of the first six evaluable patients and disease stabilization observed in two remaining patients with HRAS mutant HNSCC Primary endpoint has been met; patient enrollment will continue Patients on the study who had failed cetuximab, with or without chemotherapy, or immune therapy, have experienced objective partial responses upon treatment with tipifarnib Patients received limited clinical benefit from prior therapies Two of the responses have demonstrated durability beyond one year Very uncommon level of activity in the relapsed/refractory setting Updated data to be presented at an upcoming scientific or medical meeting

Tipifarnib: Foundation Medicine Collaboration Leader in tissue-based next-generation sequencing (NGS) using a comprehensive genomic profiling assay Focused on outreach to patients with HRAS mutant HNSCC, particularly those in the community setting SmartTrials Precision Enrollment program will contact physicians treating individuals across the U.S. diagnosed with mutant HNSCC Complements ongoing efforts to open additional clinical sites and facilitate HRAS mutation screening

Tipifarnib: Patent Protects Use in HRAS Mutant HNSCC Until August 2036 U.S. patent 9,707,221 provides exclusivity in U.S. for tipifarnib in HRAS mutant HNSCC indication Kura is pursuing U.S. and foreign patent protection in this and other indications This patent illustrates potential of broader strategy to generate intellectual property related to tipifarnib and its use in treating human diseases Claim 1: “A method of treating an H-Ras mutant head and neck squamous cell carcinoma (HNSCC) in a subject, comprising administering a therapeutically effective amount of tipifarnib to said subject, wherein said HNSCC is at an advanced stage, metastatic, relapsed or refractory, and wherein said HNSCC is human papillomavirus (HPV)-negative.”

Potential to Initiate 1st Pivotal Trial for Tipifarnib in 2018 FOUR ONGOING KURA PHASE 2 TRIALS CRITERIA FOR ADVANCEMENT TO PIVOTAL DEVELOPMENT Biomarker validation Evidence of durable, clinical benefit Sufficient ORR Potential for rapid clinical development Opportunity to move into earlier lines of therapy Attractive U.S. oncology commercial market Potential for regulatory exclusivity and/or patent protection HRAS Mutant Tumors PTCL Lower-risk MDS CMML Additional Phase 2 results anticipated

Tipifarnib in Peripheral T-Cell Lymphoma (PTCL)

Tipifarnib: Phase 2 Trial in PTCL RATIONALE: Diverse group of aggressive non-Hodgkin lymphomas characterized by presence of malignant T-cells or natural killer (NK) cells Effective options for relapsed patients are limited with objective responses Approved therapies show 25-30% response rate and a median PFS/TTP of 1.6-4.0 months Patients have a poor overall survival of about 40% Previous investigator-sponsored Phase 2 study at Mayo Clinic showed objective responses in patients with relapsed/refractory PTCL1 INITIAL DESIGN OF PHASE 2 CLINICAL TRIAL: 18 patient Phase 2 study with Simon two-stage design (11+7) Primary objective: ORR Exploratory biomarker assessments 1. Witzig et al., 2011, Blood 118:4882-9.

Preliminary Phase 2 Data Identify CXCL12 as a Potential Biomarker in PTCL 7/18 patients (39%) experienced PR/SD with a median of 4 prior therapies1 Patients with SD had meaningful tumors size reductions2 Gene expression data available for 13 patients Patients with tumors with high expression of CXCL12 experienced better responses and longer time to progression (TTP) Differences in CXCL12 expression appeared related to genetic variation in the CXCL12 gene 2/2 patients with Angioimmunoblastic T-cell lymphoma (AITL) experienced objective responses Preliminary data as of July 15, 2017. Only two cases met all criteria for objective response. Two patients had tumor size reductions >50% in target lesions but persistent non target lesions and splenomegaly, respectively

Preliminary Phase 2 Data Identify CXCL12 as a Potential Biomarker in PTCL* * Preliminary data as of July 15, 2017

Rationale for CXCL12 Biomarker

CXCL12 is Necessary for Maintenance of T-cell Tumors



Tumor T Cell
VEGF, CXCL13, ANGPT1
CXCL12
Mesenchymal Stroma Cell

- T-cell tumors secrete growth factors for stromal cells, which in turn produce growth factors for T-cells, including CXCL12 (SDF-1)[1-5]

Blocking HRAS Farnesylation Disrupts CXCL12 Signaling



Growth factor
(e.g. CXCL12)
Tipifarnib
Cell Receptor
(e.g., CXCR4)
No Signaling
HRAS
cytoplasm
nucleus
Growth inhibition or apoptosis

- CXCL12 postulated to signal, in part, through **HRAS**. HRAS requires farnesylation for activity.

1. Lab Invest. 2004; 84:1512-9
2. Cancer Cell. 2015 ;27:755-68
3. Stem Cells Int. 2015;2015:63230
4. Haematologica. 2014; 99:997-1005
5. Cancer Cell 2015; 27:755–68

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Tipifarnib in MDS and CMML

Tipifarnib: Phase 2 Trial in MDS RATIONALE AND UNMET NEED: MDS are a group of blood and bone marrow disorders with both proliferative and dysplastic phenotypes characterized by ineffective hematopoiesis leading to cytopenias Estimated annual U.S. incidence of 13,000; estimated U.S. prevalence of 50,000-60,000 patients Effective options for relapsed patients are limited Previous Phase 2 study from Johnson & Johnson showed objective responses in patients with intermediate and high-risk MDS1 1. Study INT-28; Blood. 2007;109(10):4158-63

Tipifarnib: Role of CXCL12 and Isolated Neutropenia in MDS HYPOTHESIS: Neutropenia at study entry may enrich for response to tipifarnib in patients with MDS RATIONALE FOR TESTING: CXCL12 implicated in the homing of myeloid cells in the bone marrow. Activating mutations in the CXCL12 pathway known to cause neutropenia. We hypothesized that the observation of isolated neutropenia could be a surrogate of high CXCL12 activity in bone marrow and sensitivity to tipifarnib. Retrospective analysis of data from the previous J&J Phase 2 study in MDS showed the majority of responders to tipifarnib were patients with neutropenia at study entry.

Tipifarnib: Phase 2 Trial in MDS DESIGN OF PHASE 2 CLINICAL TRIAL: Two cohorts of 18 patients, each with a Simon 2-stage design The trial will enroll patients who have failed up to two prior therapies; inclusion to be opened to all MDS patients independent of AML risk Trial inclusion to be limited to patients with neutropenia (<1,000) (estimated ~ 30% of MDS population) Primary endpoint: ORR Two responses needed to move to the 2nd stage of each cohort and the trial is positive with four or more responses in either cohort Retrospective analyses of the CXCL12 pathway markers DATA: Anticipated 1H 2018

Tipifarnib: Phase 2 Trial in CMML RATIONALE: CMML is a disorder of bone marrow stem cells with characteristics of both myoproliferative and myelodysplastic diseases Prognosis of CMML is very poor; 5 year survival is ~18-20% Limited therapeutic options Previous Phase 2 study from Janssen supports continued development in CMML1 DESIGN OF PHASE 2 CLINICAL TRIAL: Primary Objective: ORR Retrospective analysis of RAS mutational status of patients and CXCL12 pathway markers DATA: Anticipated 1H 2018 1 INT-28: J&J clinical data; ITT population; CMML defined by FAB criteria. Response criteria as in Cheson et al. Blood 2000;96:3671-4

KO-947 (ERK Inhibitor)

KO-947: Potent ERK1/2 Inhibitor Aberrant signaling caused by mutations or dysregulation of MAPK pathway associated with numerous tumor types Inhibitors of RAF and MEK have validated MAPK pathway in cancer Competitors have demonstrated limited clinical activity in selected patients, but it has been challenging to drive durable PD and clinical activity A Differentiated ERK Inhibitor Potent and selective Prolonged pathway modulation enables intermittent dosing IV route selected for initial clinical study to drive higher dose intensity Currently in Phase 1 clinical testing ERK RAS RAF MEK Nucleus KO-947 ERK1/2: Extracellular Signal-Regulated Kinases 1/2

KO-947: Translational Research Identified Potential Lead Clinical Indications

EXTENSIVE PRECLINICAL EVALUATION OF KO-947 ANTI-TUMOR ACTIVITY IN MAPK DYSREGULATED TUMORS

- KO-947 evaluated in ~200 PDX models across 20 potential indications
- Identified broad tumor classes sensitive to ERK inhibition (> 50% response rates in preclinical models)
  - KRAS- and BRAF-mutant adenocarcinomas
  - Squamous cell carcinomas
- Potential biomarkers have been identified to support development

POTENTIAL INDICATIONS REPRESENT HIGH UNMET NEED

POTENTIAL INDICATION	U.S. INCIDENCE
Head & Neck Squamous Cell Carcinomas (HNSCC)	56,000*
$KRAS^{mut}$ Non-Small Cell Lung Cancer	23,000
$BRAF^{mut}$ Non-Small Cell Lung Cancer	5,000

* Represents total est. U.S. incidence for the tumor type; biomarkers are being evaluated, which will result in lower incidence estimates

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KO-947 is Highly Active in Preclinical Models in Biomarker Subsets of HNSCC Final dose 3/3 CRs on QW dosing Final dose Restart dosing 2/3 CRs on Q2D or QW dosing Regressions of Large HNSCC Tumors Complete Responses in Smaller HNSCC Tumors All animals dosed orally Vehicle 120mg/kg Q2D 300mg/kg QW Tumor volume (mm3) Study Days

KO-539 (Menin-MLL Inhibitor)

KO-539: Potential First-in-Class Inhibitor of the Menin-MLL Interaction Chromosomal translocations of the MLL gene play a causative role in the onset, development and progression of a subset of acute leukemias MLL-r fusion proteins and a similar mutation, MLL partial tandem duplication, drive overexpression of leukemogenic proteins Leukemogenic activity of MLL is critically dependent on binding the protein menin Estimated U.S. incidence of 3,500 patients with MLL-rearranged and MLL-PTD acute leukemias (AML and ALL) Opportunities to target menin-MLL dysregulation in additional tumor types Licensed worldwide rights from University of Michigan KO-539

KO-539 Displays Prolonged Efficacy in Xenograft Model



MV4;11 SUBCUTANEOUS MODEL
Dosing Period
Vehicle control
KO-539 50mg/kg/qd
KO-539 100mg/kg/qd
Mean tumor volume (mm3) + SEM
3000
2500
2000
1500
1000
500
0
0
10
20
30
40
50
60
Days

In Vitro Potency	KO-539
Cell Lines with MLL Fusions as drivers (GI_{50})	
MV4;11 (MLL-AF4)	15 nM
MOLM13 (MLL-AF9)	7 nM
KOPN8 (MLL-ENL)	20 nM
Control Cell Lines without MLL Fusions (GI_{50})	
REH	1.5 µM
U937	> 6 µM

- KO-539 is a potent and selective inhibitor of the menin-MLL interaction
- KO-539 demonstrated robust efficacy in *in vivo* models of MLL-r AML
- Tumor regressions sustained at 30 days following end of dosing period

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Kura Is Building a Robust Patent Portfolio Tipifarnib (Farnesyl Transferase Inhibitor) U.S. patent 9,707,221 provides exclusivity in U.S. for tipifarnib in HRAS mutant HNSCC indication until August 2036 Additional patent applications pending in the U.S. and foreign countries for HRAS mutant HNSCC as well as other biomarkers and disease indications KO-947 (ERK Inhibitor) U.S. patent 9,624,228 provides exclusivity in the U.S. for KO-947 and structurally-related compounds as well as methods of using the compounds for the treatment of diseases including cancer until May 2036 Additional patent applications pending in the U.S. and foreign countries KO-539 (Menin-MLL Inhibitor) Kura is pursuing U.S. and foreign patent protection relating to compositions of matter, methods of use, etc.

Anticipated Milestones

PROGRAM	MILESTONES	ESTIMATED
Tipifarnib (Farnesyl Transferase Inhibitor)	Initiate Phase 2 clinical trial in CMML	✓
	Additional data from Phase 2 clinical trial in HRAS mutant HNSCC	✓
	Data from Phase 2 clinical trial in PTCL	✓
	Additional data from Phase 2 clinical trial in HRAS mutant HNSCC	✓
	Additional data from Phase 2 clinical trial in PTCL	2H 2017
	Data from Phase 2 clinical trial in MDS	1H 2018
	Data from Phase 2 clinical trial in CMML	1H 2018
KO-947 (ERK Inhibitor)	Initiate Phase 1 clinical trial	✓
	Translational data presentation at AACR	✓
	Data from Phase 1 clinical trial	2018
KO-539 (Menin-MLL Inhibitor)	Translational data presentation at AACR	✓

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